AgriFORCE

SUSTAINABILITY + TECHNOLOGY

INVESTOR PRESENTATION Q3 2024

FORWARD LOOKING STATEMENTS

This communication contains forward-looking statements related to AgriFORCE Growing Systems Ltd. (the "Company") within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements related to: the Company's leadership team and talent development; the Company's financial and operating guidance and expectations; the Company's business plan, trajectory and expectations in 2024 and beyond, market leadership, competitive advantages, operational and financial results and metrics (and the assumptions related to the calculation of such metrics); the Company's momentum in the company's business strategies, expectations regarding market share, total addressable market, customer value proposition, market penetration, financing activities, financing capacity, product mix, and ability to manage cash flow and liquidity; the growth of the agriculture industry; the Company's ability to manage suppliers, inventory, and workforce; supply chains and regulatory impacts affecting supply chains; factors outside of the Company's control such as macroeconomic trends, public health emergencies, natural disasters, act of war, terrorism, or armed conflict / invasion, and the impacts of climate change; the legislative and regulatory environment of the agriculture industry and the potential impacts of proposed, amended, and newly adopted legislation and regulation on the agriculture industry and our business; the Company's ability to derive value from the anticipated benefits of partnerships, new technologies, and pilot programs. These statements are not guarantees of future performance; they reflect the Company's current views with respect to future events and are based on assumptions and estimates and are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from expectations or results projected or implied by forward-looking statements. The risks and uncertainties that could cause the Company's results to differ materially from those expressed or implied by such forward-looking statements include: the Company's continued ability to manage costs and compete effectively; the availability of additional financing on acceptable terms; worldwide economic conditions, including slow or negative growth rates; volatile or rising interest rates; changes in policies and regulations; realizing the anticipated benefits of past or future investments, strategic transactions, or acquisitions, and integrating those acquisitions; the Company's leadership team and ability to retract and retain key employees; changes in the carbon credit market; the availability of rebates, tax credits and other incentives; the availability of components and raw materials; the Company's business plan and the Company's ability to effectively manage the Company's growth and labor constraints; the Company's ability to meet the covenants in the Company's investment funds and debt facilities; factors impacting the solar industry generally, and such other risks and uncertainties identified in the reports that we file with the U.S. Securities and Exchange Commission from time to time. All forward-looking statements used herein are based on information available to us as of the date hereof, and we assume no obligation to update publicly these forward-looking statements for any reason, except as required by law.

INVESTMENT HIGHLIGHTS

AgriFORCE's mission is to innovate and deliver sustainable technology solutions across a wide array of verticals to both serve our customers' needs and generate carbon and REC credits

Foundational Technology

RCS Hydroxyl Radicals Patent-pending system destroys airborne and surface-based mold, bacteria, virus, odorous and VOCs safely in real-time

IP portfolio **Automated Growing Systems**, the next generation of controlled-environment agriculture (CEA) and **Un(THINK) Foods CERES-MNG**, naturally processes and converts grain, pulses, and root vegetables into low-starch, low-sugar, high-protein, fiber-rich baking flour products, and nutrition liquid

Growth Strategy

M&A Company plans to acquire self-sustaining carbon neutral technologies to create sustainable renewable energy

Climate Currency Company plans to utilize market-based mechanisms, Carbon and REC credits, to incentivize carbon emissions reductions

RCS HYDROXYL RADICALS

Hydroxyls are the only solution that eliminates Viruses, Bacteria, Mold and VOCs through a natural, chemical-free process that is 100% harmless to humans and plants

Safely Removes all Mold and Pathogens

RCS reports 99.999% of tested pathogens neutralized, backed by over 20 years of third-party validated laboratory and field testing

Bacteria, viruses and mold are neutralized by the action of hydroxyl radicals generated by our devices. Hydroxyls are natural and all around us and are safe to humans, animals and plants

Neutralizes Volatile Organic Compounds (VOCs)

Hydroxyls ultimately decompose them into harmless small natural (gaseous) molecules such as CO_2, H_2, N_2, O_2, or HsO
Neutralize toxic inorganic gasses









RCS HYDROXYL RADICALS

AgriFORCE RCS Hydroxyl Radicals generators come in 4 main solutions, designed to be integrated into existing air handling and HVAC systems or placed in large indoor areas, transport trailers, and rooms (hotels, Labs, Healthcare)



HVAC In-Duct Retro-Fit System

Ideally designed to "retro-fit" into existing HVAC or air handling systems sized by application. Available in 2 or 4 optics



Commercial/Industrial Hydroxy Generator - QuadPro

Industrial and specialized Unit for Large Rooms, Warehouses, Manufacturing Areas, Packing Areas.



Transportation Generator

Unit for material transport such as foods and produce.



Wall Mount System

Ideal for smaller areas, like Rooms, Offices, Hospitals, Nursing Homes and Apartments

IP PORTFOLIO

AgriFORCE

Comprised of next generation controlled-environment agriculture (CEA), supported by integrated operations and systems. Facility design and operational processes to deliver crops what they need to achieve their full genetic potential and yield

Automated Growing Systems
In June 2024, U.S. Patent #11,997,962 B2 received which covers proprietary method for moving production lines to different areas of a growing facility

FORCEGH+ Facility Design
In February 2024, U.S. Patent No. 11,895,958 granted for proprietary facility design, which includes its ability to integrate with different automated systems

Un(THINK) Foods
Patent granted covers the process for naturally processing grains, pulses and root vegetables into highly nutritious flours with significantly higher fiber and proteins with lower starch

Developmental Greenhouse
Patent granted for a proprietary greenhouse design that uses the sun, led lights, and heat exchangers to maintain a constant environment

UN(THINK) FOODS – CERES-MNG

- ✓ Patented technology to **naturally process and convert** grain, pulses, and root vegetables
- ✓ Process resulting in **low-starch, low-sugar, high-protein, fiber-rich** baking flour products, and nutrition liquid
- ✓ Nutrition values of Flour has the potential to transform Consumers' diet in multiple verticals
- ✓ **First market focus is on Wheat Grain** as wheat represents 20% of worldwide caloric consumption (1)

THE CERES-MNG PROCESS IMPACT ON WHEAT FLOUR

All-purpose flour


FIBER
PROTEIN
STARCH
OTHER
1%
8%
19%
Weight: 152 gr. Per cup
72%

Un(THINK) soft white wheat specialty flour


FIBER
PROTEIN
STARCH
OTHER
23%
46%
8%
23%

Tastes and performs the same in baked goods

Un(Think) Power Wheat flour has **30 times more fiber, up to 3 times more proteins and less than 15% of the starch** as Regular All-Purpose Baking flour.


NO COMPROMISE!
UN(THINK)™

(1) Food and Agriculture Organization of the United Nations – 2011 Report

MERGERS & ACQUISITIONS

Company plans to acquire self-sustaining carbon neutral technologies to create sustainable renewable energy and advance its mission to support the growing climate currency market to combat climate change.

Carbon Credits
Generated when projects reduce or remove greenhouse gas emissions from the atmosphere. Can be used to offset their environmental impact

Renewable Energy Certificates (REC)
Establishes the holder owns one megawatt-hour (MWh) of renewable energy that can be sold for profit to those looking to offset their carbon emissions or speculators betting on the value of energy credits



CLIMATE CURRENCY

Carbon Credits

The global Carbon Credit market size was estimated at USD 479.41 billion in 2023 and is expected to grow at a CAGR of 39.4% from 2024 to 2030.



Global Carbon Credit Market
Size, by Type, 2020 - 2030 (USD Billion)
$364.0B
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Compliance
Voluntary
GRAND VIEW RESEARCH
39.4%
Global Market CAGR, 2024 - 2030
Source: www.grandviewresearch.com

CLIMATE CURRENCY

Renewable Energy Certificate (REC)

The global Renewable Energy Certificate (REC) market was valued at USD 12.72 billion in 2023 and is expected to reach USD 136.35 billion by 2033, poised to grow at a CAGR of 26.71% during the forecast period 2024 to 2033. [1]



PRECEDENCE RESEARCH
RENEWABLE ENERGY CERTIFICATE MARKET SIZE 2023 TO 2033 (USD BILLION)
140
126
112
98
84
70
56
42
28
14
0
$ 12.72
$ 16.19
$ 20.63
$ 26.3
$ 33.56
$ 42.86
$ 54.77
$ 70.05
$ 89.67
$ 114.87
$ 136.35
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
Source: https://www.precedenceresearch.com/renewable-energy-certificate-market

* Precedence Research, March 2024

MANAGEMENT & BOARD

AgriFORCE

Jolie Kahn
Chief Executive Officer

Seasoned public company C-Suite executive and corporate finance, m&a and securities attorney with over 30 years of experience. Ms. Kahn has been CFO of multiple public companies where she has driven turnaround and growth initiatives. She has also been general counsel to a Nasdaq-listed blockchain and tech company, during her tenure at which she played an integral role in raising financing of over $2 billion. As an attorney, she has specialized in working with Nasdaq and NYSE listed companies in taking companies public, financial reporting, public and private offerings and M&A activities. Ms. Kahn holds a Bachelor of Arts from Cornell University and a J.D. magna cum laude from the Benjamin N. Cardozo School of Law where she was a member of the Law Review.

Richard Wong
Chief Financial Officer

Over 25 years of experience in both start-up and public companies in the consumer goods, fertilizer, manufacturing, and forest industries. Richard has served as the CFO of Emerald Harvest Co., Dan-D Foods, Ltd., was the Director of Finance and CFO of SUGOI Performance Apparel and a partner at First Choice Capital Advisors.

Mauro Pennella
President, AgriFORCE Brands
CMO, AgriFORCE Growing Systems

Over 30 years of senior management experience, roles include Chief Growth & Sustainability Officer at McCain Foods and senior executive P&L roles at Combe Incorporated, Conagra's Lamb Weston, Diageo and Procter & Gamble.

MANAGEMENT & BOARD

AgriFORCE

Daivd Welch
Chairman of the Board

Over 17 years of business experience in a variety of fields on three different continents. In the United States, Mr. Welch's business endeavors includes real estate redevelopment for agricultural, industrial and commercial sectors, consumer packaged goods, media and law In addition to managing an international intellectual property and litigation law practice at Enso Law, L.L.P., Mr. Welch oversees a sustainable and regenerative aquaculture farming project in the Caribbean in partnership with the local government and businesses. Juris Doctorate degree from Loyola Law School, Bachelor of Arts from California State University, Fullerton. Member of the Los Angeles County and American Bar Associations.

John Meekison
Director

15 years experience serving in a variety of executive management and CFO roles with both private and public companies, currently serves on the Board of Directors of Telo Genomics Corp. and Adven Inc. Prior to his position at Exro Technologies Inc., Mr. Meekison spent 15 years in corporate finance with a focus on raising equity capital for North American technology companies, including nine years at Haywood Securities Inc. Bachelor of Arts from the University of British Columbia and is a Chartered Professional Accountant, Professional Logistician and Certified Investment Manager.

Amy Griffith
Director

State & Local Government Relations Senior Leader for the Northeast Region of Wells Fargo Company. Previously, she served as Regional Vice President, Government Relations for TIAA-CREF, a leading provider of financial services with over $1.3 trillion in assets under management.

Elaine Goldwater
Director

Senior Director of Marketing, Endocrinology at Recordati Rare Diseases. 20 plus years of experience creating and launching complex global marketing strategies. Former Director of Global Marketing for Merck & Co., Inc. (across two product lines).

Richard Levychin
Director

Partner at Galleros Robinson in the Commercial Audit and Assurance practice. 25 years of experience working with both privately owned and public entities. Member of several organizations including the New York State Society of Certified Public Accountants, the National Association of Tax Professionals, and the American Institute of Certified Public Accountants (AICPA). Graduate of Baruch College, where he received a Bachelors in Business Administration Degree.

INVESTMENT HIGHLIGHTS

AgriFORCE's mission is to innovate and deliver sustainable technology solutions across a wide array of verticals to both serve our customers' needs and generate carbon and REC credits

Foundational Technology

RCS Hydroxyl Radicals Patent-pending system destroys airborne and surface-based mold, bacteria, virus, odorous and volatile organic compounds (VOCs) safely in real-time

IP portfolio Proprietary automated growing systems, the next generation of controlled-environment agriculture (CEA)

Growth Strategy

M&A Company plans to acquire self-sustaining carbon neutral technologies to create sustainable renewable energy

Climate Currency Company plans to utilize market-based mechanisms, Carbon and REC credits, to incentivize carbon emissions reductions

AgriFORCE

SUSTAINABILITY + TECHNOLOGY

Richard Wong, CFO
rwong@agriforcegs.com

CORE IR
investorrelations@agriforcegs.com